UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

Commission file number: 333-150158

MOBIFORM SOFTWARE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-150158	94-3399360
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1255 N Vantage Pt. Dr., Suite A
Crystal River, Florida 34429
(Address of Principal Executive Offices)(Zip Code)

Tel: (352) 564-9610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2009, Francis V. Lorenzo resigned his positions as a director and Vice President and Secretary of the Company, effective that same day.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

Exhibit 16.1	Letter dated April 7, 2009 from Francis V. Lorenzo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009

Mobiform Software, Inc.

/s/ Allen Ronald DeSerranno
Allen Ronald DeSerranno
President and Chief Executive Officer